UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 10, 2009

FLATBUSH FEDERAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Federal	000-50377	11-3700733
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

2146 Nostrand Avenue, Brooklyn, New York		11210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(718) 859-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

On November 10, 2009, Flatbush Federal Bancorp, Inc. announced its operating results for quarter and nine months ended September 30, 2009 by press release.  The press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not Applicable
(b)	Pro forma financial information. Not Applicable
(c)	Exhibits
Attached as Exhibit 99.1 is Flatbush Federal Bancorp, Inc.’s press release reporting operating results for quarter and nine months ended September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLATBUSH FEDERAL BANCORP, INC.

By:	/s/ Jesus R. Adia
Jesus R. Adia
President and
Chief Executive Officer

DATE:  November 10, 2009

EXHIBIT INDEX

99.1	Press release dated November 10, 2009 reporting operating results for quarter and nine months ended September 30, 2009.